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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          December 10, 1997
                                                           ------------------


                                  Prime Retail, Inc.
                -----------------------------------------------------
                (Exact name of registrant as specified in its charter)


        Maryland                  0-23616              52-1836258
-----------------------------   -------------      -------------------
(State or other jurisdiction    (Commission           (IRS Employer
     of incorporation)           File Number)       Identification No.)


100 East Pratt Street
Nineteenth Floor, Baltimore, Maryland                  21202
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(Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code   (410) 234-0782
                                                    ----------------

                                      No Change
            -------------------------------------------------------------
            (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.

    On December 10, 1997, a purported shareholder of Horizon Group, Inc. ("Horizon") filed a purported class action lawsuit in the Circuit Court for Muskegon County, Michigan against Horizon, Prime Retail, Inc. (the "Company"), and certain directors and former directors of Horizon claiming, among other things, that Horizon's directors breached their fiduciary duties to Horizon's shareholders in approving the previously announced merger between Horizon and the Company and that the consideration to be paid to Horizon's shareholders in such merger is unfair and inadequate. The lawsuit requests that the merger be enjoined or, in the event that the merger is consummated, that the merger be rescinded or damages be awarded to the class members.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       PRIME RETAIL, INC.
                                       (Registrant)

Date: December 16, 1997
                                       By:    /s/ Robert P. Mulreaney
                                              ------------------------
                                       Name:  Robert P. Mulreaney
                                       Title: Executive Vice President,
                                              Chief Financial Officer
                                              And Treasurer


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